Other receivables, net	6 Months Ended
Dec. 31, 2024
Other receivables, net
Other receivables, net

Note 4 – Other receivables, net

Other receivables, net consist of the following:

	December 31,	June 30,
	2024	2024
	(unaudited)
Advances to third parties[1]	$1,196,601	$1,996,944
Interest receivables	131,667	97,917
Receivable due from buyer of disposed entities	2,582,761	2,582,761
Total other receivables	3,911,029	4,677,622
Less: allowance for expected credit losses	(2,975,664)	(2,972,289)
Total other receivables, net	$935,365	$1,705,333

[1] Non-trade advances to third parties are short term in nature and are due on demand with no interest bearing. These advances were refundable and made in relation to establishing relationship for potential service providers of Bitcoin mining operations.